UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 07, 2025

METHODE ELECTRONICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33731	36-2090085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 West Bryn Mawr Avenue
Chicago, Illinois		60631-3518
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 867-6777

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	MEI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2025, the Board of Directors of Methode Electronics, Inc. (the “Company” or “Methode”) appointed Stacie Schulz as the Company’s Chief Accounting Officer, effective September 11, 2025. Ms. Schulz will report directly to Laura Kowalchik, Chief Financial Officer.

Ms. Schulz, 46, served as Vice President and Chief Accounting Officer of Superior Industries International, Inc., an aluminum wheel supplier, from May 2024 to August 2025. Prior thereto, she served as Executive Director and Assistant Controller, Accounting and Reporting of Tenneco, Inc. (“Tenneco”), a global automotive components original equipment manufacturer and distributor to the aftermarket, from March 2020 to May 2024 and as Executive Director of Accounting and Reporting of Tenneco from May 2019 to March 2020. Ms. Schulz was the Director of Accounting and Reporting of Federal-Mogul LLC, a global manufacturer and supplier of vehicle components to original equipment manufacturers and the aftermarket, from 2015 to 2019. Prior to that, she served as an Audit Senior Manager at Deloitte and Touche LLC, where she began her career in 2002. Ms. Schulz holds a Bachelor of Arts degree in Accounting and a Master of Science degree in accounting from Michigan State University. In addition, she is a certified public accountant.

In connection with her appointment, Ms. Schulz is entitled to the following compensation and benefits:

•
a base salary of $350,000 annually;
•
eligibility for an annual bonus with a target amount equal to 50% of her annual base salary;
•
an annual long-term incentive plan award valued at $150,000 under the Company’s previously disclosed 2026 LTI Program, 50% of which shall be time-based restricted stock units and 50% of which shall be performance-based restricted stock units;
•
in the event of termination without cause, she would be entitled to a payment equal to one-half the sum of her annual salary and target bonus, and Company-paid COBRA coverage for up to six months; and
•
participation in Company benefit plans as made available to similarly situated employees.

There are no other understandings or arrangements between Ms. Schulz and any other person pursuant to which Ms. Schulz was appointed to serve as the Company’s Chief Accounting Officer. There are no existing relationships between Ms. Schulz and any person that would require disclosure pursuant to Item 404(a) of Regulation S-K or any familial relationships that would require disclosure under Item 401(d) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

d)
Exhibits:

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Methode Electronics, Inc.

Date:	September 11, 2025	By:	/s/ Laura Kowalchik
Laura Kowalchik Chief Financial Officer